Exhibit 99.1

CONTACT:	Julie Lorigan
Vice President, Investor Relations
(781) 741-7775

Margery B. Myers
Vice President, Corporate Communications and Public Relations
(781) 741-4019

Stacy Berns/Melissa Jaffin — Investor/Media Relations
Berns Communications Group
(212) 994-4660
TALBOTS ANNOUNCES OCTOBER SALES
Comparable Store Sales Virtually Even with Last Year
and Above Company Expectations
Company Raises Outlook for Third Quarter Earnings Per Share
     Hingham, MA, November 3, 2005 — The Talbots, Inc. (NYSE: TLB) today announced total Company sales for fiscal October, the four weeks ended October 29, 2005, increased 3% to $147.3 million from $143.1 million for the four weeks ended October 30, 2004. Comparable store sales decreased 0.3% for the month.
     For the thirteen weeks of the third fiscal quarter ended October 29, 2005, total Company sales increased 3% to $426.3 million from $413.4 million last year. Retail store sales increased 2% to $362.6 million from $356.0 million in the same period last year. Comparable store sales decreased 2.0% for the quarter. Direct Marketing sales, which include catalog and Internet, increased 11% to $63.7 million from $57.4 million in the same period last year.
     The Company has raised its outlook for third quarter earnings per share to a range of $0.35 - $0.36, which exceeds the previously announced range of $0.30 - $0.34. This compares to last year’s reported $0.49, which included an $0.08 tax benefit. Excluding the tax benefit, last year’s third quarter earnings per share were $0.41.
(continued)

     Year-to-date sales for the thirty-nine weeks ended October 29, 2005, increased 8% to $1,322.4 million from the $1,227.1 million reported for the thirty-nine weeks ended October 30, 2004. Retail store sales increased 7% for the period, to $1,129.5 million versus $1,053.7 million last year. Comparable store sales increased 3.0% for the year-to-date period, and Direct Marketing sales increased 11% to $192.9 million compared to $173.4 million last year.
     Arnold B. Zetcher, Chairman, President and Chief Executive Officer, commented, “Our October comparable store sales results were better than expected, driven primarily by the strong momentum we experienced in our selling trends in the last week of the month. At this time, we are raising our outlook for third quarter earnings per share to a range of $0.35 — $0.36, which exceeds our previously announced range of $0.30 — $0.34.”
     “As we head into the holiday season, we will roll out a number of exciting new marketing initiatives to increase customer traffic and sales. These initiatives will begin in the middle of November and continue through December. We will comment further on our expectations for fourth quarter sales and earnings on Wednesday, November 16th , when we report our third quarter operating results.”
     “With the actions we are taking to drive our business, we are hopeful of delivering a successful holiday season,” concluded Mr. Zetcher.
     Talbots is a leading national specialty retailer and cataloger of women’s, children’s and men’s classic apparel, shoes and accessories. The Company operates 1,082 stores — 536 Talbots Misses stores, including 20 Talbots Misses stores in Canada and four Talbots Misses stores in the United Kingdom; 290 Talbots Petites stores, including four Talbots Petites stores in Canada; 41 Talbots Accessories & Shoes stores; 71 Talbots Kids stores; 107 Talbots Woman stores, including three Talbots Woman stores in Canada; 12 Talbots Mens stores; two Talbots Collection stores; and 23 Talbots Outlet stores. Its catalog operation currently expects to circulate approximately 48 million catalogs worldwide in fiscal 2004. Talbots on-line shopping site is located at www.talbots.com.
     For more detailed information, please visit our website at www.talbots.com, or call (703) 736-7208 to listen to The Talbots, Inc. monthly sales recording.
(continued)

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     The foregoing contains forward-looking information within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “outlook,” “will,” “would,” “would yield,” or similar statements or variations of such terms. All of the “outlook” information (including future revenues, future comparable sales, future earnings, future EPS, and other future financial performance or operating measures) constitutes forward-looking information.
     Our outlook and other forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our Company which involve risks and uncertainty, including assumptions and projections concerning store traffic, levels of store sales including regular-price selling and markdown selling, and customer preferences. All of our outlook information and other forward-looking statements are as of the date of this release only. The Company can give no assurance that such outlook or expectations will prove to be correct and does not undertake to update or revise any “outlook” information or any other forward-looking statements to reflect actual results, changes in assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any projected results will not be realized.
     Our forward-looking statements involve substantial known and unknown risks and uncertainties as to future events which may or may not occur, including effectiveness of the Company’s brand awareness and marketing programs, any different or any increased negative trends in its regular-price or markdown selling, effectiveness and profitability of new concepts including the Mens concept, effectiveness of its e-commerce site, acceptance of Talbots fashions including its 2005 holiday and winter fashions, the Company’s ability to anticipate and successfully respond to changing customer tastes and preferences and to produce the appropriate balance of merchandise offerings, increased merchandise inventory levels expected for the 2005 second half, the Company’s ability to sell its merchandise at regular prices as well as its ability to successfully execute its major sale events including the timing and levels of markdowns and appropriate balance of available markdown inventory, retail economic conditions including consumer spending, consumer confidence, impact on discretionary consumer spending of significantly higher gasoline and home heating costs and higher interest rates, and the impact of a continued promotional retail environment. In each case, actual results may differ materially from such forward-looking information.
     Certain other factors that may cause actual results to differ from such forward-looking statements are included in the Company’s periodic reports filed with the Securities and Exchange Commission and available on the Talbots website under “Investor Relations” and you are urged to carefully consider all such factors.
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TALBOTS ANNOUNCES OCTOBER SALES
message points
11/03/05
•	The following pre-recorded comments covering our October sales results include forward-looking statements relating to the Company’s expectations and beliefs concerning our future business and financial performance. These forward-looking statements are based on various assumptions and projections and are subject to substantial risks and uncertainties. Actual results may differ materially. For further details, please review the risk factors and cautionary statements in this morning’s sales release as well as in our SEC periodic reports, including our Form 10-K and Form 10-Qs. We’ll also conclude these pre-recorded comments with a forward-looking cautionary statement.

•	Good morning everyone. This is Ed Larsen, Talbots Chief Financial Officer. Welcome to our prerecorded comments covering our October sales results.

•	This morning we announced that total company sales for fiscal October, the four weeks ended October 29, 2005 increased 3% to $147.3 million from $143.1 million for the four weeks ended October 30, 2004. Comparable store sales decreased 0.3% for the month, virtually even with last year, and above company expectations.

•	For the thirteen weeks of the third fiscal quarter ended October 29, 2005, total Company sales increased 3% to $426.3 million from $413.4 million last year. Retail store sales were $362.6 million, a 2% gain over the $356.0 million reported for the thirteen-week period last year. Comparable store sales decreased 2.0% for the period. Direct Marketing sales increased 11% to $63.7 million from $57.4 million last year.

•	Year-to-date for the thirty-nine weeks ended October 29, 2005, total Company sales increased 8% to $1,322.4 million from the $1,227.1 million reported for the thirty-nine weeks ended October 30, 2004. Retail store sales increased 7% during the period to $1,129.5 million versus $1,053.7 million last year. Comparable store sales increased 3.0% for the year-to-date period, and Direct Marketing sales increased 11% to $192.9 million compared to $173.4 million last year.

•	Comp sales by concept for the month, quarter and the year-to-date were as follows: Our U.S. Misses stores were down 2% for the month, down 3% for the quarter and up 2% for the year-to-date; and our U.S. Petites stores were down 1% for the month, down 3% for the quarter and were up 3% for the year-to-date. Our U.S. Woman stores were up 8% for the month, up 8% for the quarter and up 10% for the year to date period. Kids stores were up 7% for the month, up 2% for the quarter, and up 2% for the year-to-date, and finally, our Accessories & Shoes stores increased 7% for the month, declined 1% for the quarter, and were up 1% for the year-to-date.

•	In terms of comp sales by region, the Northeast decreased 4% for the month, declined 5% for the quarter and was up 1% for the year-to-date; the South increased 5% for the month, increased 1% for the quarter and was up 5% the year-to-date; the Midwest was down 3% for the month, down 4% for the quarter, and was up 2% for the year-to-date; and finally, the West was down 1% for the month, up 2% for the quarter, and up 5% for the year-to-date.

•	As mentioned in today’s press release, October’s comparable store sales results were better than expected, driven primarily by the strong momentum we experienced in our selling trends in the last week of the month.

•	In terms of our regular price merchandise, in refined, we saw strong performance in our double face wool jacket and in our key pants program of stretch flannel and wool crepe. Wrinkle resistant blouses and novelty sweaters were also in demand. In casual, woven tops, particularly the “item jacket” continues to drive this business. In addition, we are experiencing strong interest in our moleskin shirts and our bi-stretch and twill pants. In accessories, jewelry continues to be the best performer.

•	Moving to our Talbots Kids business, comps increased 7.3% in the month, with regular price comps even stronger in the mid teens. Both little boys and little girls performed well, with a significant improvement in big girls, all driven by school appropriate and dressy merchandise.

•	Turning to our Direct Marketing, which includes catalog and Internet, sales increased 11% in the quarter. Our holiday gift catalog was mailed to customers in early November.

•	Looking now at the status of our inventories, inventory per square foot at the end of the third quarter for our U.S. women’s businesses was up 5%, as expected. At this time we anticipate that our inventory per square foot at the end of the fourth quarter for our U.S. women’s businesses will be down low single digits compared to last year.

•	At this time, we are raising our outlook for third quarter earnings per diluted share to a range of $0.35 — $0.36, which exceeds our previously announced range of $0.30 — $0.34 This compares to last year’s reported $0.49, which included an $0.08 tax benefit. Excluding the tax benefit, last year’s third quarter earnings per share were $0.41.

•	As we head into the holiday season, we will roll out a number of exciting new marketing initiatives to increase customer traffic and sales. These initiatives will begin in the middle of November and continue through December, including major sweepstakes prizes, and a host of in-store events with gift drawings.

•	Even with our fourth quarter marketing initiatives, and the momentum we experienced in our business in the last week of October, we feel it is prudent to be conservative in our outlook going forward, particularly given the macro environmental factors that have impacted our business this fall. Therefore, at this time, we are planning for November comparable stores sales to be even with last year.

•	We will comment further on our expectations for fourth quarter sales and earnings on Wednesday, November 16th, when we report our third quarter operating results. As usual, we have scheduled a conference call for 10:00 a.m. that morning.

•	With the actions we are taking to drive our business, we are hopeful of delivering a successful holiday season.

•	Thank you.

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     The foregoing contains forward-looking information within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “outlook,” “will,” “would,” “would yield,” or similar statements or variations of such terms. All of the “outlook” information (including future revenues, future comparable sales, future earnings, future EPS, and other future financial performance or operating measures) constitutes forward-looking information.
     Our outlook and other forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our Company which involve risks and uncertainty, including assumptions and projections concerning store traffic, levels of store sales including regular-price selling and markdown selling, and customer preferences. All of our outlook information and other forward-looking statements are as of the date of this release only. The Company can give no assurance that such outlook or expectations will prove to be correct and does not undertake to update or revise any “outlook” information or any other forward-looking statements to reflect actual results, changes in assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any projected results will not be realized.
     Our forward-looking statements involve substantial known and unknown risks and uncertainties as to future events which may or may not occur, including effectiveness of the Company’s brand awareness and marketing programs, any different or any increased negative trends in its regular-price or markdown selling, effectiveness and profitability of new concepts including the Mens concept, effectiveness of its e-commerce site, acceptance of Talbots fashions including its 2005 holiday and winter fashions, the Company’s ability to anticipate and successfully respond to changing customer tastes and preferences and to produce the appropriate balance of merchandise offerings, increased merchandise inventory levels expected for the 2005 second half, the Company’s ability to sell its merchandise at regular prices as well as its ability to successfully execute its major sale events including the timing and levels of markdowns and appropriate balance of available markdown inventory, retail economic conditions including consumer spending, consumer confidence, impact on discretionary consumer spending of significantly higher gasoline and home heating costs and higher interest rates, and the impact of a continued promotional retail environment. In each case, actual results may differ materially from such forward-looking information.
     Certain other factors that may cause actual results to differ from such forward-looking statements are included in the Company’s periodic reports filed with the Securities and Exchange Commission and available on the Talbots website under “Investor Relations” and you are urged to carefully consider all such factors.
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